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CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB into the Company's previously filed Registration Statement on Form S-8 File No. 333-16299.

                                /s/LUND KOEHLER COX & COMPANY, PLLP


Minneapolis, Minnesota
March 30, 1998